-----------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported)
                              September 13, 2002

                           HFC REVOLVING CORPORATION
                           -------------------------
            (Exact Name of Registrant as Specified in its Charter)




Delaware                            333-84268                  36-3955292
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(State or Other Jurisdiction of    (Commission File Number)   (I.R.S. Employer
Incorporation)                                               Identification No.)

2700 Sanders Road
Prospect Heights, Illinois                                     60070
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(Address of Principal                                         (Zip Code)
Executive Offices)

Registrant's telephone number, including area code: (847) 564-5000

                                   No Change
                        -------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.

Sale and Servicing Agreement, Amended and Restated Trust Agreement and Indenture
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        On August 29, 2002, Household Home Equity Loan Trust 2002-3 (the
"Trust") entered into (1) a Sale and Servicing Agreement (the "Sale and Servicing Agreement"), among HFC Revolving Corporation, as depositor,
Household Home Equity Loan Trust 2002-3, as trust, Household Finance Corporation, as master servicer, and Bank One, National Association, as indenture trustee, (2) an Amended and Restated Trust Agreement (the "Trust Agreement"), among Household Finance Corporation, HFC Revolving Corporation, as depositor, The Bank of New York, as owner trustee, Bank One, National Association, as co-trustee, and The Bank of New York (Delaware), as Delaware trustee, and (3) an Indenture (the "Indenture"), between Household Home Equity Loan Trust 2002-3, as issuer and Bank One, National Association, as indenture trustee, providing for the issuance of the Trust's Closed-End Home Equity Loan Asset Backed Notes, Series 2002-3 (the "Notes"). The Notes were issued on
August 29, 2002. The Sale and Servicing Agreement, Trust Agreement and
Indenture are annexed hereto as Exhibits 99.1, 99.2 and 99.3, respectively.

Certificate Guaranty Insurance Policy
-------------------------------------

        On August 29, 2002, Ambac Assurance Corporation issued a Certificate Guaranty Insurance Policy (the "Policy") relating to the Notes. The Policy is annexed hereto as Exhibit 99.4.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.
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(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

             99.1     Sale and Servicing Agreement dated as of August 29, 2002.

             99.2     Trust Agreement dated August 29, 2002.

             99.3     Indenture dated August 29, 2002.

             99.4 Certificate Guaranty Insurance Policy issued by Ambac Assurance Corporation.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           HFC REVOLVING CORPORATION



                           By: /s/ Steven H. Smith
                              ---------------------------
                              Name:   Steven H. Smith
                              Title:  Vice President and
                                      Assistant Treasurer



Dated: September 13, 2002

                                 EXHIBIT INDEX
                                 -------------


Exhibit No.                  Description
------------                 -----------

99.1 Sale and Servicing Agreement dated as of August 29, 2002.
99.2                         Trust Agreement dated August 29, 2002.
99.3                         Indenture dated August 29, 2002.
99.4                         Certificate Guaranty Insurance Policy issued by
                             Ambac Assurance Corporation.